UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2007

Openwave Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On June 19, 2007, Openwave Systems Inc. issued the press release furnished as Exhibit 99.1 to this current report and the investor presentation furnished as Exhibit 99.2 to this current report. The information in this report or attached as exhibits is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Openwave Systems Inc. under the Exchange Act or the Securities Act of 1933 regardless of any general incorporation language contained in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1

Openwave Systems Inc. Press Release dated June 19, 2007 (incorporated by reference to Exhibit (a)(7) to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, Amendment No. 1, filed June 19, 2007).

99.2

Openwave Systems Inc. Investor Presentation dated June 19, 2007 (incorporated by reference to Exhibit (a)(8) to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, Amendment No. 1, filed June 19, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ Hal Covert
	Name:	Harold (Hal) Covert
	Title:	Executive Vice President and Chief Financial Officer
Date: June 19, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1

Openwave Systems Inc. Press Release dated June 19, 2007 (incorporated by reference to Exhibit (a)(7) to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, Amendment No. 1, filed June 19, 2007).

99.2

Openwave Systems Inc. Investor Presentation dated June 19, 2007 (incorporated by reference to Exhibit (a)(8) to the Company's Solicitation/Recommendation Statement on Schedule 14D-9, Amendment No. 1, filed June 19, 2007).